UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21467

Salomon Brothers Capital and Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Salomon Brothers

Capital and Income

Fund Inc.

Annual Report

October 31, 2004

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

SCDANN 10/04

04-7581

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Letter From the Chairman

R. Jay Gerken, CFA

Chairman and President

Dear Shareholder,

Stock prices, as measured by broad equity indices, collectively advanced over the 12 months ending October 31, 2004, although performance varied sharply among sectors and investment styles. The equity market also shifted gears during the period due to investors’ reaction to mixed signals about the economy.

Last fall, stocks continued to rise as many geopolitical concerns began to ease, and a spate of mortgage refinancings freed up investable cash for investors. Despite positive corporate earnings results, stocks traded in a narrow range during the first quarter of 2004 due to concerns about anemic job growth. During this time, the economy grew at a moderate pace,i albeit at significantly stronger levels than during the first half of 2003.

In the spring, the economic recovery became broader based as labor market growth improved dramatically in March and April, although signs suggested a pickup in inflation in the spring as well. As widely anticipated, the Federal Reserve Board (“Fed”)ii proceeded to push short-term interest rates higher, marking its first hike in four years. The Fed raised its target for the closely watched federal funds rateiii by 0.25% on three occasions during the reporting period, increasing it from a four-decade low of 1.00% in June to 1.75% in September, and then again to 2.00% on November 10th after the fund’s reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

As the period came to a close, inflation figures were benign while labor market growth, which had tapered off during the summer, exceeded consensus estimates for October. Crude oil prices, which had risen to record highs in the third quarter, when coupled with investors’ reaction to terrorism concerns, weakened investor sentiment toward the equity markets. However, reports of a pullback in oil prices and strong third-quarter corporate profits gave stock prices a boost in the final month of the period.

Over the 12 months, stocks of small- and mid-capitalization companies continued to outperform large-caps in general. Value-oriented stocks handily outpaced growth-oriented stocks. International stock markets beat out the broad domestic U.S. market by a wide margin.

Following a sharp sell-off in the spring in anticipation that rates were poised to rise, bonds prices rose later in the period. The bond market benefited in the third quarter when investors reallocated assets from stocks into bonds. However, the fixed-income markets experienced some downward pricing pressures after the reporting period as interest rate concerns resurfaced. Over the 12 months, however, bonds finished in modestly positive territory on a total return basis, but yields were virtually flat.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

November 15, 2004

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Manager Overview

Performance Review

Since its inception on February 24, 2004, the Salomon Brothers Capital and Income Fund returned -10.74%, based on its New York Stock Exchange (“NYSE”) market price and 1.06% based on its net asset value (“NAV”)iv per share. In comparison, the Lipper income and preferred stock closed-end funds category averagev was 3.41% over the eight months ended October 31, 2004. Please note that Lipper performance returns are based on each fund’s NAV.

Since its inception, the fund distributed dividends to shareholders totaling $0.60 per share. The performance table shows the fund’s 30-day SEC as well as its total return since inception based on its NAV and market price as of October 31, 2004. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE AS OF OCTOBER 31, 2004

Price Per Share	30-Day SEC Yield	Total Return Since Inception

$ 18.64 (NAV)	3.20%	1.06%

$ 17.24 (NYSE)	3.46%	-10.74%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of October 31, 2004 and are subject to change.

Market Overview for the Period From February 24, 2004 to October 31, 2004

The U.S. stock market, as represented by the S&P 500 Index,vi turned in a 0.37% total return for the period. This tepid performance came despite strong corporate profit growth and low interest rates. Within the S&P 500 Index there was considerable performance dispersion. Industry sectors, such as energy, utilities, industrials and telecom performed relatively well, while healthcare, technology and consumer staples meaningfully underperformed. Among the large-cap equities, value stocks substantially outperformed growth stocks as reflected by the performance of the S&P 500/Barra Value Index,vii which increased 3.80% and the S&P 500/Barra Growth Index,viii which decreased 3.02%. Small-cap stocks outperformed large-cap stocks as represented by the small-cap Russell 2000 Index,ix which increased 2.87% and the large-cap Russell 1000 Index,x which increased 0.53%. Market volatility, as represented by the VIX,xi remained surprisingly low despite tumultuous energy markets, an unsettled geopolitical environment and a close, hard-fought U.S. Presidential election.

Overall, the fixed income markets performed substantially better than the S&P 500 Index during the period. The high yield and emerging markets debt markets in particular had solid returns, as investors were hard-pressed to find attractive yields in other fixed income asset classes. Strong corporate cash flows also helped high yield while high commodity prices benefited emerging markets issuers, many of whom have natural resource-based economies.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Fund Overview for the Period

The fund began the period of this report investing in the proceeds of its initial public offering in both equity and fixed income securities. We borrowed $120 million under our credit facility in May and invested these proceeds as well. We did not borrow additional funds under our credit facility until September due to extremely strong U.S. economic growth in the second quarter and concerns that interest rates may have quickly moved substantially higher to counter any perceived risk of higher inflation. We believed that such borrowing would have raised the fund’s borrowing costs, significantly reduced the value of interest-rate sensitive assets in the fund, and may have also negatively impacted the equity markets. By waiting, we hoped to purchase fixed income assets at higher yields and equity securities at lower price/earnings multiples.

We tempered our view on rising interest rates as evidence accumulated that the pace of economic growth moderated during the summer. While interest rates at the short end of the yield curve had moved up due to increases in the federal funds rate, longer-term interest rates remained fairly stable reflecting a continued moderate inflation outlook. This gave us greater comfort that there was not going to be a severe downturn in the bond and stock markets and in September we borrowed and began investing an additional $100 million.

The performance of the equity portion of the fund was driven by both asset allocation and security selection. Among the strongest contributing sectors to fund performance included the financials, energy and telecommunication services sectors. The securities making the largest positive contributions included Total SA, BP PLC, McAfee Inc., SpectraSite Inc., and ProLogis. The consumer discretionary, industrials and healthcare sectors detracted from performance. Securities that detracted the most from performance included Pfizer Inc., Navistar International Corp., OSI Pharmaceuticals Inc., Nortel Networks Corp., and ADC Telecommunications Inc. Within the fixed income portion of the fund, the emerging markets debt and high yield bond investments significantly outperformed the S&P 500 Index.

Looking for Additional Information?

The fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSCDX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current NAV, market price, and other information.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Thank you for your investment in the Salomon Brothers Capital and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark J. McAllister, CFA

Executive Vice President

November 15, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings as of this date were: Freddie Mac, Gold, 6.000% due 2/1/34 (2.97%), Russian Federation, 5.000% due 3/31/30 (2.71%), Total SA, Sponsored ADR (2.43%), Freddie Mac, Gold, 6.000% due 9/1/32 (2.22%), Pfizer Inc. (2.10%), Federal Republic of Brazil, 12.250% due 3/6/30 (1.90%), United Mexican States, 8.125% due 12/30/19 (1.48%), Host Marriot Finance Trust, 6.750% Quarterly Income Preferred Securities (1.48%), General Electric Co. (1.44%), El Paso Corp., Zero Coupon, Debentures, due 2/28/21 (1.40%). Please refer to pages 7 through 28 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings as of October 31, 2004 were: Common Stock (57.84%); Corporate Bonds (20.92%); Sovereign Bonds (17.00%); Convertible Bonds (10.08%); Asset-Backed Securities (9.53%). The fund’s portfolio composition is subject to change at any time.

RISKS: Like any investment where there is risk of loss, you may not be able to sell the shares for the same amount that you purchased them. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Leverage may magnify gains and increase losses in the fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Source: Commerce Department (Bureau of Economic Analysis). Refers to quarterly growth of Gross Domestic Product (“GDP”). Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
[v]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 8-month period ended October 31, 2004, calculated among the 30 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.
vi	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vii	The S&P 500/Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)
viii	The S&P 500/Barra Growth Index is a market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios relative to the S&P 500 as a whole.
ix	The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
[x]	The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
xi	The Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes, first and second month expirations are used until eight days from expiration, then the second and third are used.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Fund at a Glance (unaudited)

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments

October 31, 2004

Shares	Security†	Value
Common Stock — 57.8%
Consumer Discretionary — 5.9%
Hotels Restaurants & Leisure — 0.3%
30,000	Brinker International, Inc. (a)	$969,000
30,100	McDonald’s Corp.	877,415

		1,846,415

Household Durables — 0.4%
118,900	Newell Rubbermaid Inc.	2,563,484

Leisure Equipment & Products — 0.3%
100,400	Mattel, Inc. (b)	1,758,004

Media — 3.7%
178,100	Cablevision Systems Corp., NY Group Class A Shares (a)(b)	3,665,298
23,500	Comcast Corp., Class A Shares (a)	693,250
112,300	EchoStar Communications Corp., Class A Shares (a)	3,550,926
54,500	The Interpublic Group of Cos., Inc. (a)(b)	668,170
149,400	Liberty Media Corp., Series A Shares (a)	1,332,648
57,575	Liberty Media International, Inc., Series A Shares (a)	2,075,579
50,600	The News Corp. Ltd., Sponsored ADR	1,590,864
35,400	NTL Inc. (a)	2,354,454
85,600	SES Global-FDR	883,895
140,500	Time Warner Inc. (a)	2,337,920
97,000	Viacom Inc., Class B Shares (b)	3,539,530

		22,692,534

Multi-line Retail — 0.7%
52,900	Federated Department Stores, Inc. (b)	2,668,805
25,000	Wal-Mart Stores, Inc.	1,348,000

		4,016,805

Textiles & Apparel — 0.2%
30,000	Reebok International Ltd.	1,110,000

Specialty Retail — 0.3%
35,000	Boise Cascade Corp. (a)‡	1,033,200
25,000	Regis Corp.	1,070,000

		2,103,200

	Total Consumer Discretionary	36,090,442

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Consumer Staples — 2.5%
Beverages — 0.2%
25,000	PepsiCo, Inc.	$1,239,500

Food & Drug Retailing — 0.6%
165,000	The Kroger Co. (a)	2,493,150
42,400	Performance Food Group Co. (a)(b)	986,224

		3,479,374

Food Products — 0.4%
24,100	Kellogg Co.	1,036,300
65,000	Sara Lee Corp.	1,513,200

		2,549,500

Household Products — 0.5%
35,700	Kimberly-Clark Corp.	2,130,219
15,000	The Procter & Gamble Co.	767,700

		2,897,919

Personal Products — 0.2%
25,000	The Estee Lauder Cos. Inc., Class A Shares	1,073,750

Tobacco — 0.6%
84,300	Altria Group, Inc.	4,085,178

	Total Consumer Staples	15,325,221

Energy — 7.7%
Energy Equipment & Services — 2.8%
108,500	ENSCO International Inc. (b)	3,314,675
96,700	GlobalSantaFe Corp.	2,852,650
60,400	Nabors Industries, Ltd. (a)	2,966,848
238,300	Patterson-UTI Energy, Inc.	4,582,509
112,700	Rowan Cos., Inc. (a)	2,877,231
60,300	Superior Energy Services, Inc. (a)	777,267

		17,371,180

Oil & Gas — 4.9%
54,700	BP PLC, Sponsored ADR	3,186,275
24,000	LUKOIL, Sponsored ADR (a)	2,994,000
87,200	Marathon Oil Corp. (b)	3,323,192
107,357	Nexen Inc.	4,569,114

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Oil & Gas — 4.9% (continued)
160,800	Pioneer Drilling Co. (a)(b)	$1,300,872
143,000	Total SA, Sponsored ADR	14,912,040

		30,285,493

	Total Energy	47,656,673

Financials — 15.1%
Banks — 2.1%
94,052	Bank of America Corp.	4,212,589
19,100	The Bank of New York Co., Inc.	619,986
16,400	Comerica Inc. (b)	1,008,764
1,700	Golden West Financial Corp.	198,764
7,900	M&T Bank Corp.	813,700
14,400	U.S. Bancorp	411,984
16,500	Wachovia Corp. (b)	811,965
64,800	Wells Fargo & Co.	3,869,856
13,000	Zions Bancorp. (b)	860,210

		12,807,818

Diversified Financials — 1.8%
11,300	American Express Co.	599,691
21,000	Capital One Financial Corp.	1,548,960
6,600	Countrywide Financial Corp.	210,738
56,050	Federal Home Loan Mortgage Corp.	3,732,930
6,600	The Goldman Sachs Group, Inc.	649,308
40,040	JPMorgan Chase & Co.	1,545,544
8,000	Lehman Brothers Holdings Inc.	657,200
13,000	MBNA Corp.	333,190
35,100	Merrill Lynch & Co., Inc.	1,893,294

		11,170,855

Insurance — 0.9%
28,700	American International Group, Inc.	1,742,377
8	Berkshire Hathaway Inc., Class A Shares (a)(b)	674,000
8,000	The Hartford Financial Services Group, Inc.	467,840
15,300	IPC Holdings, Ltd.	619,038
26,000	PartnerRe Ltd. (b)	1,511,900
17,250	Willis Group Holdings Ltd.	620,137

		5,635,292

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Real Estate — 10.3%
19,300	Alexandria Real Estate Equities, Inc. (b)	$1,274,765
65,200	AMB Property Corp.	2,445,000
155,000	American Financial Realty Trust	2,278,500
7,400	Apartment Investment and Management Co., Class A Shares	271,506
62,100	Archstone-Smith Trust	2,083,455
60,000	Arden Realty, Inc.	2,044,800
25,000	Ashford Hospitality Trust Inc.	242,250
31,900	AvalonBay Communities Inc. (b)	2,088,493
46,500	BioMed Realty Trust, Inc. (b)	845,370
17,200	Boston Properties Inc. (b)	1,027,184
12,400	BRE Properties Inc., Class A Shares (b)	494,760
66,800	CarrAmerica Realty Corp.	2,152,964
12,000	Developers Diversified Realty Corp. (b)	501,600
20,900	Duke Realty Corp. (b)	712,690
218,000	Equity Office Properties Trust (b)	6,130,160
50,200	Equity Residential (b)	1,674,170
29,800	Federal Realty Investment Trust	1,414,010
67,400	General Growth Properties Inc.	2,223,526
22,500	Gramercy Capital Corp. (a)(b)	366,750
57,900	Heritage Property Investment Trust (b)	1,771,161
27,000	Highwoods Properties, Inc.	669,870
90,000	iStar Financial Inc.	3,727,800
12,400	Kimco Realty Corp.	676,420
70,000	Liberty Property Trust	2,838,500
7,400	The Macerich Co.	442,150
100,000	Maguire Properties, Inc.	2,615,000
105,000	New Plan Excel Realty Trust, Inc. (b)	2,746,800
7,200	Pan Pacific Retail Properties, Inc. (b)	407,880
60,000	Prentiss Properties Trust (b)	2,158,800
107,000	ProLogis	4,170,860
39,200	PS Business Parks Inc.	1,721,664
21,000	Public Storage Inc.	1,097,250
26,393	Reckson Associates Realty Corp. (b)	801,028
34,500	Simon Property Group, Inc.	2,012,040
45,900	SL Green Realty Corp.	2,516,238
25,000	United Dominion Realty Trust, Inc.	527,000
26,900	Vornado Realty Trust	1,807,680

		62,980,094

	Total Financials	92,594,059

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Healthcare — 7.4%
Biotechnology — 1.5%
49,800	Amgen Inc. (a)	$2,828,640
80,400	InterMune, Inc. (a)(b)	1,042,788
64,700	OSI Pharmaceuticals, Inc. (a)	4,204,206
60,400	Transkaryotic Therapies, Inc. (a)(b)	1,045,524

		9,121,158

Healthcare Equipment & Supplies — 1.0%
108,900	DJ Orthopedics, Inc. (a)(b)	1,856,745
50,000	Fisher Scientific International Inc. (a)(b)	2,868,000
17,900	Guidant Corp.	1,192,498

		5,917,243

Pharmaceuticals — 4.9%
276,300	GlaxoSmithKline PLC	5,814,142
127,800	GlaxoSmithKline PLC, Sponsored ADR (b)	5,418,720
445,800	Pfizer Inc.	12,905,910
2,600	Roche Holding AG	265,532
19,000	Sepracor Inc. (a)(b)	872,670
40,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,040,000
105,000	Wyeth	4,163,250

		30,480,224

	Total Healthcare	45,518,625

Industrials — 5.8%
Aerospace & Defense — 1.2%
78,100	The Boeing Co.	3,897,190
20,100	Lockheed Martin Corp.	1,107,309
68,600	Raytheon Co.	2,502,528

		7,507,027

Building Products — 0.3%
52,800	American Standard Cos. Inc. (a)	1,930,896

Commercial Services & Supplies — 0.7%
35,700	Avery Dennison Corp.	2,171,988
60,000	R.R. Donnelley & Sons Co.	1,887,000

		4,058,988

Construction & Engineering — 0.4%
73,500	Chicago Bridge & Iron Company N.V.	2,274,825

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Industrial Conglomerates — 2.4%
259,800	General Electric Co.	$8,864,376
77,900	Honeywell International Inc.	2,623,672
107,500	Tyco International Ltd.	3,348,625

		14,836,673

Machinery — 0.7%
131,300	Navistar International Corp. (a)(b)	4,536,415

Trading Companies & Distributors — 0.1%
9,600	MSC Industrial Direct Co., Class A Shares	327,744

	Total Industrials	35,472,568

Information Technology — 5.0%
Communications Equipment — 2.3%
328,600	3Com Corp. (a)	1,360,404
1,826,200	ADC Telecommunications, Inc. (a)(b)	4,035,902
81,400	Comverse Technology, Inc. (a)	1,680,096
99,000	Nokia Oyj, Sponsored ADR (b)	1,526,580
1,667,000	Nortel Networks Corp. (a)	5,651,130
4,100	Polycom, Inc. (a)	84,665

		14,338,777

Computers & Peripherals — 0.6%
124,700	Hewlett-Packard Co.	2,326,902
20,000	Lexmark International, Inc., Class A Shares (a)	1,662,200

		3,989,102

Electronic Equipment & Instruments — 0.3%
112,500	Celestica, Inc., Subordinate Voting Shares (a)	1,629,000

Internet Software & Services — 1.0%
87,000	Digitas Inc. (a)(b)	783,000
230,100	McAfee Inc. (a)	5,568,420

		6,351,420

Software — 0.8%
132,200	Microsoft Corp.	3,700,278
52,900	Novell, Inc. (a)(b)	380,351
30,000	VERITAS Software Corp. (a)	656,400

		4,737,029

	Total Information Technology	31,045,328

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Materials — 2.5%
Containers & Packaging — 0.2%
67,200	Smurfit-Stone Container Corp. (a)(b)	$1,166,592

Metals & Mining — 1.4%
65,000	Alcoa Inc.	2,112,500
59,000	Arch Coal, Inc.	1,918,680
81,200	Barrick Gold Corp.	1,827,812
57,900	Compass Minerals International Inc.	1,240,218
50,000	Massey Energy Co.	1,346,500

		8,445,710

Paper & Forest Products — 0.9%
19,100	Bowater Inc. (b)	703,644
132,000	International Paper Co. (b)	5,083,320

		5,786,964

	Total Materials	15,399,266

Telecommunication Services — 2.6%
Diversified Telecommunication Services — 1.5%
336,300	Citizens Communications Co. (b)	4,506,420
268,100	MCI Inc.	4,624,725

		9,131,145

Wireless Telecommunication Services — 1.1%
142,500	Nextel Communications, Inc., Class A Shares (a)	3,774,825
65,300	Spectrasite Inc. (a)	3,349,890

		7,124,715

	Total Telecommunication Services	16,255,860

Utilities — 3.3%
Electric Utilities — 1.3%
9,500	Entergy Corp.	620,920
50,300	FirstEnergy Corp.	2,078,899
51,300	Great Plains Energy, Inc.	1,461,537
59,000	PG&E Corp. (a)(b)	1,890,360
29,700	PPL Corp. (b)	1,544,400

		7,596,116

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Gas Utilities — 0.9%
430,900	El Paso Corp. (b)	$3,852,246
78,230	Southern Union Co. (a)(b)	1,718,713

		5,570,959

Multi-Utilities — 1.1%
166,400	CMS Energy Corp. (a)(b)	1,557,504
63,300	NiSource Inc.	1,357,785
43,000	Public Service Enterprise Group Inc.	1,831,370
61,000	Sempra Energy	2,045,940

		6,792,599

	Total Utilities	19,959,674

	Total Common Stock (Cost — $351,049,976)	355,317,716

Preferred Stock — 0.1%
Consumer Discretionary — 0.1%
Auto Components — 0.1%
14,000	Delphi Trust I, 8.250% Cumulative Trust Preferred Securities (Cost — $368,200)	356,300

Convertible Preferred Stocks — 4.6%
Energy — 0.3%
Energy Equipment & Services — 0.3%
38,000	Hanover Compressor Capital Trust, 7.250% Preferred Securities (b)	1,919,000

Financials — 4.1%
Banks — 1.7%
60,000	Commerce Capital Trust II, 5.950% Trust Preferred Securities	3,757,500
140,000	Sovereign Capital Trust IV, 4.375% Contingent Trust Preferred Equity Redeemable Securities	6,667,500

		10,425,000

Diversified Financials — 0.6%
75,000	Capital One Financial Corp., 6.250%	3,951,750

Real Estate — 1.8%
167,000	Host Marriott Finance Trust, 6.750% Quarterly Income Preferred Securities	9,018,000
39,000	Simon Property Group, Inc., 6.000% Perpetual, Series I	2,120,430

		11,138,430

	Total Financials	25,515,180

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Shares	Security†	Value
Telecommunication Services — 0.2%
Wireless Telecommunication Services — 0.2%
22,500	Dobson Communications Corp., 6% Cumulative, Series F (b)	$1,135,036

	Total Convertible Preferred Stock (Cost — $30,354,041)	28,569,216

Rights/Warrants — 0.0%
6,740	General Growth Properties Rights (Cost — $0) (g)	5,122

Face Amount
Corporate Bonds — 20.9%
Basic Industries — 3.9%
$440,000	Abitibi-Consolidated Inc., Debentures, 8.850% due 8/1/30	447,700
300,000	AK Steel Corp., 7.875% due 2/15/09 (b)	306,000
500,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	560,000
500,000	Appleton Papers Inc., Sr. Sub. Notes, Series B, 9.750% due 6/15/14	525,000
500,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (c)	562,500
1,000,000	Berry Plastics Corp., 10.750% due 7/15/12	1,155,000
500,000	Borden US Finance Corp., Secured Notes, 9.000% due 7/15/14 (c)	549,375
250,000	Bowater Inc. Notes, 6.500% due 6/15/13 (b)	251,896
500,000	Buckeye Cellulose Corp., Sr. Sub. Notes, 9.250% due 9/15/08	503,750
1,000,000	Compass Minerals Group, Inc., 10.000% due 8/15/11	1,125,000
1,000,000	Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	1,160,000
500,000	Hercules Inc., Sr. Sub. Notes, 6.750% due 10/15/29	512,500
1,000,000	Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09	1,055,000
475,000	IMCO Recycling Inc., Sr. Secured Notes, 10.375% due 10/15/10	532,000
325,000	ISPAT Inland ULC, Sr. Secured Notes, 9.750% due 4/1/14	396,500
500,000	ISP Holdings Inc., Sr. Secured Notes, Series B, 10.625% due 12/15/09	555,000
500,000	Jefferson Smurfit Corp., 8.250% due 10/1/12	557,500
750,000	JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12	858,750
1,000,000	Koppers Inc., Sr. Secured Notes, 9.875% due 10/15/13	1,135,000
1,000,000	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12 (b)	1,183,750
1,000,000	Millennium America Inc., Sr. Notes, 9.250% due 6/15/08	1,120,000
	Mueller Holdings Inc.:
775,000	Sr. Discount Notes, (zero coupon until 4/15/09, 14.750% therafter) due 4/15/14	499,875
225,000	Sr. Sub. Notes, 10.000% due 5/1/12	244,125
500,000	Nalco Company, Sr. Sub. Notes, 8.875% due 11/15/13	550,625
1,000,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14 (c)	1,045,000

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Basic Industries — 3.9% (continued)
$1,000,000	Norske Skog Canada Ltd., Sr. Notes, 7.375% due 3/1/14	$1,045,000
500,000	OM Group, Inc., Sr. Sub. Notes, 9.250% due 12/15/11	525,625
900,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	945,000
500,000	Plastipak Holdings Inc. 10.750% due 9/1/11	562,500
	Pliant Corp.:
50,000	13.000% due 6/1/10	46,875
100,000	Sr. Sub. Notes, 13.000% due 6/1/10	93,750
400,000	PPG Industries Inc., Notes, 6.500% due 11/1/07	437,056
500,000	Resolution Performance Products LLC/RPP Capital Corp., Secured Notes, 9.500% due 4/15/10	517,500
	Rhodia S.A.:
500,000	Sr. Notes, 7.625% due 6/1/10 (b)	492,500
500,000	Sr. Sub. Notes, 8.875% due 6/1/11 (b)	470,000
525,000	Tembec Industries Inc., Sr. Notes, 8.625% due 6/30/09 (b)	536,812
325,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	368,063
260,000	Weyerhaeuser Co., Notes, 6.125% due 3/15/07	277,392
150,000	WMC Finance USA, 6.750% due 12/1/06	160,636

		23,870,555

Consumer Cyclicals — 2.0%
500,000	Buffets Inc., Sr. Sub. Notes, 11.250% due 7/15/10	535,000
200,000	Carnival Corp., 3.750% due 11/15/07	201,706
875,000	Cinemark Inc., Sr. Discount Notes, (zero coupon untill 3/15/09, 9.750% thereafter), due 3/15/14	623,437
1,000,000	Cintas Corp. No. 2, 5.125% due 6/1/07	1,053,909
500,000	CSK Auto Inc., 7.000% due 1/15/14	492,500
1,000,000	CVS Corp., Notes, 5.625% due 3/15/06	1,037,682
150,000	DaimlerChrysler NA Holding Corp., 6.400% due 5/15/06 (b)	157,768
1,000,000	FelCor Lodging L.P., Sr. Notes, 9.000% due 6/1/11	1,130,000
200,000	Ford Motor Credit Co., Notes, 6.500% due 1/25/07	210,240
750,000	The Home Depot Inc., Sr. Notes, 5.375% due 4/1/06	778,582
500,000	Interface Inc., Sr. Sub. Notes, 9.500% due 2/1/14	543,750
500,000	John Q. Hammons Hotels L.P., 1st Mortgage Notes, Series B, 8.875% due 5/15/12	577,500
750,000	Johnson Controls Inc., Notes, 5.000% due 11/15/06	779,909
25,000	LCE Acquisition Corp., 9.000% due 8/1/14 (c)	26,312
525,000	Levi Strauss & Co., Notes, 7.000% due 11/1/06 (b)	516,469
500,000	Lowe's Companies Inc., Notes, 7.500% due 12/15/05	527,183
500,000	MeriStar Hospitality Corp., 9.125% due 1/15/11 (b)	535,000
450,000	Oxford Industries Inc., Sr. Notes, 8.875% due 6/1/11	488,250
250,000	Six Flags Inc, Sr. Notes, 9.625% due 6/1/14 (b)	240,000
750,000	Target Corp., Notes, 5.500% due 4/1/07	792,397

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Consumer Cyclicals — 2.0% (continued)
$300,000	VF Corp., Notes, 8.100% due 10/1/05	$314,116
500,000	VICORP Restaurants Inc., Sr. Notes, 10.500% due 4/15/11	502,500

		12,064,210

Consumer Non-Cyclicals — 3.4%
401,935	Ahold Lease USA Inc., Series A-1, 7.820% due 1/2/20	432,834
250,000	Ameripath Inc., 10.500% due 4/1/13	246,250
500,000	Athena Neurosciences Finance LLC, 7.250% due 2/21/08	523,125
1,000,000	Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14	1,053,750
950,000	Cargill Inc., Notes, 6.250% due 5/1/06 (c)	998,840
700,000	Cendant Corp., Notes, 6.875% due 8/15/06	746,132
500,000	Constellation Brands Inc., Series B, 8.125% due 1/15/12	550,000
250,000	Curative Health Services, Sr. Notes, 10.750% due 5/1/11	223,750
500,000	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	566,250
550,000	Denny's Corp., Senior Notes, 10.000% due 10/1/12 (c)	573,375
500,000	Doane Pet Care Co., Sr. Sub Notes, 9.750% due 5/15/07	500,000
350,000	Dole Food Co Inc., Debentures, 8.750% due 7/15/13	395,500
500,000	Elizabeth Arden Inc., 7.750% due 1/15/14	535,625
500,000	Extendicare Health Services, Sr. Sub. Notes, 6.875% due 5/1/14 (b)	516,250
700,000	Fortune Brands Inc., Notes, 2.875% due 12/1/06	698,900
720,000	The Gillette Co., Notes, 3.500% due 10/15/07	724,132
250,000	Global Cash Access Inc, Sr. Sub. Notes, 8.750% due 3/15/12	272,500
142,000	HCA Inc., Notes, 7.125% due 6/1/06	149,006
500,000	Home Interiors & Gifts Inc., 10.125% due 6/1/08 (b)	432,500
700,000	IASIS Healthcare LLC / IASIS Capital Corp., Sr. Sub. Notes, 8.750% due 6/15/14 (c)	756,000
1,000,000	Isle of Capri Casinos Inc., Sr. Sub. Notes, 7.000% due 3/1/14	1,040,000
225,000	Jean Coutu Group Inc., Sr. Sub. Notes, 8.500% due 8/1/14 (b)(c)	230,625
700,000	Kellogg Co., Sr. Notes, 2.875% due 6/1/08	686,673
700,000	MGM Mirage Inc, Sr. Notes, 6.750% due 9/1/12 (c)	745,500
500,000	Pinnacle Entertainment Inc., Sr. Sub.Notes, 8.250% due 3/15/12	518,750
500,000	Pinnacle Foods Holding Corp, Sr. Sub. Notes, 8.250% due 12/1/13 (c)	475,000
150,000	Quest Diagnostics Inc., 6.750% due 7/12/06	159,123
325,000	Riddell Bell Holdings Inc., Sr. Sub. Notes, 8.375% due 10/1/12 (c)	337,188
500,000	Rite Aid Corp., Debentures, 6.875% due 8/15/13 (b)	450,000
150,000	Safeway Inc., Notes, 4.800% due 7/16/07	155,063
900,000	Sealy Mattress Co., Sr. Sub Notes, 8.250% due 6/15/14 (b)	956,250
	Tenet Healthcare Corp.:
650,000	Notes, 7.375% due 2/1/13 (b)	617,500
25,000	Sr. Notes, 9.875% due 7/1/14 (c)	26,313
500,000	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (c)	545,000

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Consumer Non-Cyclicals — 3.4% (continued)
$1,000,000	Unilever Capital Corp., 6.875% due 11/1/05	$1,042,071
775,000	UnitedHealth Group Inc., Sr. Notes, 3.300% due 1/30/08	769,652
750,000	WellPoint Health Networks, Notes, 6.375% due 6/15/06	787,522
500,000	VWR International Inc., Sr. Sub. Notes, 8.000% due 4/15/14 (c)	538,750

		20,975,699

Energy — 0.9%
255,000	Burlington Resource Finance Corp., 5.600% due 12/1/06	267,553
400,000	Commonwealth Edison Co., 1st Mortgage, Series 93, 7.000% due 7/1/05	411,670
700,000	Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07	688,289
250,000	Duke Energy Field Services LLC, Notes, 5.750% due 11/15/06	262,254
1,725,000	Dynegy Holdings Inc., Debentures, 7.125% due 5/15/18 (b)	1,535,250
1,000,000	El Paso Corp., Sr. Notes, 7.800% due 8/1/31	922,500
500,000	Exco Resources Inc., 7.250% due 1/15/11	543,750
750,000	Norsk Hydro ASA, Notes, 6.36% due 1/15/09	821,244

		5,452,510

Finance — 3.0%
375,000	American Express Centurion Bank, Notes, 1.980% due 7/19/07 (d)	375,098
750,000	Amvescap PLC, Sr. Notes, 5.900% due 1/15/07	793,234
380,000	Banesto Finance Ltd., 7.500% due 3/25/07	416,736
500,000	Bank of America Corp., Sub. Notes, 6.375% due 2/15/08	546,025
250,000	Bank United Corp., Sub. Notes, 8.875% due 5/1/07	280,911
200,000	BB&T Corp., Sub. Notes, 6.375% due 6/30/05	205,001
750,000	The Bear Stearns Cos., Inc., Notes, 6.500% due 5/1/06	791,049
75,000	Boeing Capital Corp., Sr. Notes, 5.650% due 5/15/06	78,265
250,000	Capital One Financial Corp., Notes, 7.250% due 5/1/06	264,973
245,000	Chubb Corp., Notes, 6.150% due 8/15/05	251,020
751,000	CIT Group Inc., Notes, 6.500% due 2/7/06	785,231
750,000	Countrywide Home Loans Inc., 5.500% due 2/1/07	785,827
700,000	General Electric Capital Corp., Notes, 1.9788% due 6/22/07 (d)	700,685
156,000	General Motors Acceptance Corp., Notes, 6.125% due 9/15/06	161,988
1,000,000	Hartford Financial Services Group Inc., Sr. Notes, 2.375% due 6/1/06	985,068
750,000	Household Finance Corp., Notes, 5.750% due 1/30/07	793,159
750,000	International Lease Finance Corp., Notes, 5.750% due 10/15/06 (b)	791,182
1,000,000	John Deere Capital Corp., Notes, 5.125% due 10/19/06 (b)	1,040,658
750,000	JPMorgan Chase & Co., Sr. Notes, 5.350% due 3/1/07	787,658
1,000,000	Marsh & McLennan Cos., Inc., Notes, 2.1925% due 7/13/07 (d)	968,413
1,000,000	MGIC Investment Corp., Sr. Notes, 7.500% due 10/15/05	1,041,260

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Finance — 3.0% (continued)
$750,000	Morgan Stanley, Bonds, 5.800% due 4/1/07 (c)	$796,766
500,000	Nationwide Life Global Funding I, Notes, 2.060% due 9/28/07 (d)	499,917
1,000,000	Protective Life Secured Trust, Secured Notes, 2.1325% due 4/13/07 (d)	1,000,234
150,000	Rio Tinto Finance USA Ltd., Notes, 2.625% due 9/30/08	145,002
1,000,000	SLM Corp., Notes, 2.300% due 1/26/09 (d)	997,488
200,000	Suntrust Bank, Sr. Notes, 2.125% due 1/30/06	198,862
260,000	Textron Financial Corp., Notes, 2.750% due 6/1/06	259,153
200,000	Vornado Realty L.P., Notes, 5.625% due 6/15/07	210,197
1,000,000	Wells Fargo & Co., Notes, 1.990% due 3/23/07 (d)	1,000,811
425,000	Zions Bancorp., Senior Notes, 2.700% due 5/1/06	424,030

		18,375,901

Manufacturing — 0.8%
1,000,000	Cooper Industries Inc., 5.250% due 7/1/07	1,050,580
352,000	Dover Corp., Notes, 6.450% due 11/15/05	364,745
1,000,000	Eaton Corp., Notes, 6.950% due 11/15/04	1,001,543
150,000	Goodrich Corp., 7.500% due 4/15/08	168,088
710,000	Honeywell International Inc., Notes, 6.875% due 10/3/05	736,306
200,000	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	209,911
475,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (b)(c)	498,750
150,000	Masco Corp., Notes, 6.750% due 3/15/06	158,268
500,000	Sensus Metering Systems Inc., Sr. Sub. Notes, 8.625% due 12/15/13	517,500
125,000	Tenneco Automotive Inc., Series B, 11.625% due 10/15/09	133,438
250,000	Tyco International Group SA, 6.375% due 6/15/05	255,733

		5,094,862

Media & Cable — 1.9%
	Cablevision Systems Corp., Sr. Notes:
625,000	6.669% due 4/1/09 (c)(d)	662,500
900,000	8.000% due 4/15/12 (c)	972,000
1,000,000	CBS Corp., 7.150% due 5/20/05	1,025,882
	Charter Communications Holdings, LLC., Sr. Notes:
1,350,000	10.000% due 4/1/09	1,134,000
1,000,000	10.750% due 10/1/09	850,000
250,000	Clear Channel Communications, Sr. Notes, 3.125% due 2/1/07	247,958
250,000	COX Communications Inc., Notes, 7.750% due 8/15/06	269,654
1,350,000	Dex Media Inc., Discount Notes, zero coupon until 11/15/08, (9.000% thereafter) due 11/15/13 (b)(d)	1,032,750
1,000,000	Echostar DBS Corp., 6.625% due 10/1/14 (c)	1,027,500

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Media & Cable — 1.9% (continued)
$750,000	Insight Midwest, L.P., Sr. Notes, 10.500% due 11/1/10 (b)	$834,375
500,000	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	548,750
750,000	Mediacom Broadband LLC, 11.000% due 7/15/13	810,000
225,000	Nexstar Finance Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/08, 11.375% thereafter), due 4/1/13 (b)	174,375
50,000	NTL Cable PLC, Sr. Notes, 8.750% due 4/15/14 (b)(c)	55,375
750,000	Reed Elsevier Capital Inc., 6.125% due 8/1/06	788,467
150,000	TCI Communications Inc., Sr. Notes, 6.875% due 2/15/06	157,019
150,000	Time Warner Inc., 6.125% due 4/15/06	156,863
675,000	Walt Disney Co., Notes, 5.500% due 12/29/06	706,271
325,000	Young Broadcasting Inc., 10.000% due 3/1/11 (b)	342,875

		11,796,614

Services & Other — 0.4%
	Allied Waste North America, Inc.:
25,000	Series B, 9.250 % due 9/1/12	27,125
1,000,000	Sr. Notes, Series B, 7.375% due 4/15/14 (b)	930,000
500,000	Cenveo Corp., Sr. Sub. Notes, 7.875% due 12/1/13 (b)	485,000
1,000,000	Iron Mountain Inc., 7.750% due 1/15/15	1,085,000

		2,527,125

Technology — 0.6%
	Amkor Technology Inc., Sr. Notes:
150,000	9.250% due 2/15/08 (b)	144,750
500,000	7.125% due 3/15/11 (b)	433,750
1,000,000	Hewlett-Packard Co., Notes, 7.150% due 6/15/05	1,028,954
400,000	IBM Canada Credit Services Co., 3.750% due 11/30/07 (b)(c)	412,004
2,000,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	1,727,500

		3,746,958

Telecommunications — 2.4%
1,000,000	Alamosa (Delaware), Inc., (zero coupon until 7/31/05, 12.000% thereafter), due 7/31/09	1,070,000
1,000,000	American Tower Corp., Sr. Notes, 7.500% due 5/1/12 (b)	1,050,000
1,000,000	BellSouth Corp., Notes, 4.119% due 4/26/05 (c)(d)	1,007,921
1,000,000	Crown Castle International Corp., Sr. Notes, Series B, 7.500% due 12/1/13	1,075,000
1,000,000	GTE Corp., Debentures, 6.360% due 4/15/06	1,050,237
750,000	GTE North Inc., Debentures, Series H, 5.650% due 11/15/08 (b)	791,516
1,450,000	Nextel Communications, Sr. Notes, 6.875% due 10/31/13	1,580,500
175,000	PanAmSat Corp., 9.000% due 8/15/14 (c)	186,375

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Telecommunications — 2.4% (continued)
$2,000,000	Qwest Services Corp., Notes, 14.500% due 12/15/14 (c)	$2,490,000
1,000,000	SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 (b)	1,071,250
1,000,000	SBC Communications Inc., Notes, 5.750% due 5/2/06	1,044,025
500,000	SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10	543,750
250,000	Sprint Capital Corp., 6.000% due 1/15/07	264,497
	UbiquiTel Operating Co., Sr. Notes:
500,000	9.875% due 3/1/11	543,750
150,000	9.875% due 3/1/11 (c)	163,125
325,000	US Unwired Inc., Secured Notes, Series B, 10.000% due 6/15/12 (b)	353,437
300,000	Western Wireless Corp., Senior Notes, 9.250% due 7/15/13	321,000

		14,606,383

Utilities — 1.6%
	The AES Corp., Sr. Notes:
100,000	9.500% due 6/1/09 (b)	115,750
1,400,000	7.750% due 3/1/14	1,529,500
1,000,000	Calpine Corp., Secured Notes, 8.750% due 7/15/13 (c)	730,000
175,000	Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (c)(d)	156,625
350,000	Duke Energy Corp., Sr. Notes, 4.200% due 10/1/08	355,224
1,000,000	Edison Mission Energy, Senior Notes, 7.730% due 6/15/09 (b)	1,070,000
600,000	KeySpan Corp., Notes, 6.150% due 6/1/06	630,139
950,000	Niagra Mohawk Power Corp., 1st Mortgage, 7.750% due 5/15/06	1,018,465
150,000	Nisource Finance Corp., 7.625% due 11/15/05	157,260
1,000,000	NRG Energy Inc., Secured Notes, 8.000% due 12/15/13 (c)	1,106,250
250,000	Pinnacle West Capital Corp., Senior Notes, 6.400% due 4/1/06	260,935
1,000,000	Reliant Energy Inc., Secured Notes, 9.500% due 7/15/13	1,130,000
155,000	United Utilities PLC, Notes, 6.450% due 4/1/08 (b)	168,873
1,500,000	Williams Companies Inc., Notes, 7.750% due 6/15/31	1,563,750

		9,992,771

	Total Corporate Bonds (Cost — $126,083,792)	128,503,588

Convertible Bonds — 10.1%
Consumer Discretionary — 0.9%
Media — 0.9%
1,000,000	Charter Communications Inc., 4.750% due 6/1/06	905,000
5,000,000	Mediacom Communications Corp., Sr. Notes, 5.250% due 7/1/06	4,900,000

		5,805,000

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Convertible Bonds — 10.1% (continued)
Energy — 1.4%
Oil & Gas — 1.4%
17,000,000	El Paso Corp., Zero Coupon, Debentures, due 2/28/21	8,627,500

Health Care — 2.1%
Biotechnology — 2.1%
5,000,000	BioMarin Pharmaceuticals Inc. Sub. Notes, 3.500% due 6/15/08	4,181,250
5,250,000	InterMune Inc., Sr. Notes, 0.250% due 3/1/11 (c)	4,265,625
4,000,000	Vertex Pharmaceuticals Inc., 5.750% due 2/15/11 (c)	4,195,000

		12,641,875

Industrials — 1.1%
Commercial Services & Supplies — 0.6%
4,500,000	Allied Waste Industries Inc., Sr. Sub. Debentures, 4.250% due 4/15/34	3,858,750

Industrial Conglomerates — 0.5%
2,000,000	Tyco International Group SA, 2.750% due 1/15/08	2,832,500

	Total Industrials	6,691,250

Information Technology — 4.6%
Communications Equipment — 1.7%
6,500,000	Ciena Corp., Sr. Notes, 3.750% due 2/1/08	5,427,500
5,000,000	Nortel Networks Corp., 4.250% due 9/1/08	4,831,250

		10,258,750

Computers & Peripherals — 0.3%
1,500,000	Silicon Graphics Inc., Sr. Notes, 6.500% due 6/1/09	1,678,125

Semiconductors & Semiconductor Equipment — 1.4%
2,000,000	Agere Systems Inc., Sub. Notes, 6.500% due 12/15/09	2,062,500
8,500,000	Atmel Corp, Sub. Notes, Zero coupon due 5/23/21	3,888,750
3,000,000	Conexant Systems Inc., Sub. Notes, 4.000% due 2/1/07	2,583,750

		8,535,000

Software — 1.2%
3,000,000	BEA Systems Inc., Sub. Notes, 4.000% due 12/15/06	3,015,000
5,000,000	i2 Technologies Inc., Sub. Notes, 5.250% due 12/15/06	4,681,250

		7,696,250

	Total Information Technology	28,168,125

	Total Convertible Bonds (Cost—$67,223,795)	61,933,750

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Sovereign Bonds — 17.0%
Argentina — 0.2%
	Republic of Argentina:
$925,000	Discount Bond, Series L-GL, 2.4375 % due 3/31/23 (c)(d)(e)	$504,125
1,740,000	Par Bond, Series L-GP, 6.000% due 3/31/23 (e)	957,000

		1,461,125

Brazil — 4.4%
	Federal Republic of Brazil:
9,430,000	12.250% due 3/6/30	11,667,268
6,615,000	11.000% due 8/17/40	7,456,759
863,453	C Bond, 8.000% due 4/15/14	858,326
7,941,240	DCB, Series L, 3.125% due 4/15/12 (d)	7,298,496

		27,280,849

Bulgaria — 0.1%
600,000	Republic of Bulgaria, 8.250% due 1/15/15 (b)	752,250

Colombia — 0.9%
	Republic of Colombia:
1,200,000	11.750% due 2/25/20	1,470,000
4,300,000	8.1250% due 5/21/24	3,934,500

		5,404,500

Costa Rica — 0.1%
350,000	Republic of Costa Rica, 9.995% due 8/1/20 (c)	376,250

Ecuador — 0.7%
	Republic of Ecuador:
3,175,000	12.000% due 11/15/12 (c)	3,190,875
1,275,000	8.000% due 8/15/30 (c)(d)	1,082,475

		4,273,350

El Salvador — 0.0%
200,000	Republic of El Salvador, 7.750% due 1/24/23 (c)	216,000

Germany — 0.2%
950,000	Aries Vermoegensverwaltungs GmbH, Russian Federation Credit-Link Notes, Series C, 9.600% due 10/25/14 (c)	1,113,875

Malaysia — 0.1%
350,000	Federation of Malaysia, 8.750% due 6/1/09	420,020

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Mexico — 3.0%
	United Mexican States:
$6,985,000	6.625% due 3/3/15	$7,503,636
200,000	11.375% due 9/15/16	298,250
7,770,000	8.125% due 12/30/19	9,114,210
	Medium-Term Notes, Series A:
1,000,000	6.375% due 1/16/13	1,065,500
425,000	5.875% due 1/15/14	435,519

		18,417,115

Panama — 0.3%
	Republic of Panama:
1,090,000	9.375% due 1/16/23	1,185,375
600,000	8.875% due 9/30/27	630,000

		1,815,375

Peru — 0.7%
	Republic of Peru:
1,900,000	9.875% due 2/6/15	2,204,000
2,200,000	FLIRB, 4.500% due 3/7/17 (d)	1,977,250

		4,181,250

The Philippines — 0.7%
	Republic of the Philippines:
2,625,000	9.000% due 2/15/13	2,652,891
1,775,000	10.625% due 3/16/25	1,860,910

		4,513,801

Russia — 3.6%
	Russian Federation:
3,335,000	11.000% due 7/24/18 (c)	4,548,106
475,000	12.750% due 6/24/28 (c)	756,437
16,605,000	5.000% due 3/31/30 (c)(d)	16,630,945

		21,935,488

South Africa — 0.2%
	Republic of South Africa:
250,000	9.125% due 5/19/09	298,750
800,000	6.500% due 6/2/14	872,000

		1,170,750

Supranational — 0.0%
300,000	Corporacion Andina de Fomento, 2.460% due 1/26/07 (d)	300,721

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Turkey — 0.9%
	Republic of Turkey:
$200,000	11.750% due 6/15/10	$249,000
4,150,000	11.000% due 1/14/13	5,135,625

		5,384,625

Venezuela — 0.9%
	Republic of Venezuela:
2,575,000	5.375% due 8/7/10	2,365,781
900,000	9.250% due 9/15/27	922,050
	Collective Action Securities:
1,725,000	10.750% due 9/19/13	2,001,862
150,000	9.375% due 1/13/34	154,125

		5,443,818

	Total Sovereign Bonds (Cost — $101,962,918)	104,461,162

Loan Participation (d)(f) — 0.3%
Morocco — 0.3%
2,082,500	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (JPMorgan Chase & Co.) (Cost — $2,061,923)	2,051,263

U.S. Government Obligations and Agencies — 6.0%
3,303,347	Fannie Mae, 8.000% due 12/1/12	3,522,834
	Freddie Mac:
358,564	6.000% due 3/15/34 (d)	361,595
930,136	6.000% due 4/15/34 (d)	965,127
	Gold:
701,396	8.500% due 9/1/25	773,636
13,140,994	6.000% due 9/1/32	13,628,365
17,616,205	6.000% due 2/1/34	18,267,007

	Total U.S. Government Agencies and Obligations (Cost — $37,086,395)	37,518,564

Adjustable Rate Mortgage Securities (d) — 0.2%
1,000,000	Amortizing Residential Collateral Trust, Series 2004-1, Class M4, 2.983% due 10/25/34 (Cost — $995,938)	995,938

Asset-Backed Securities — 9.5%
1,000,000	Ace Securities Corp., Series 2004-OP1, Class M3, 3.183% due 4/25/34 (d)	1,002,572

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Asset-Backed Securities — 9.5% (continued)
	Aegis Asset Backed Securities Trust:
$669,789	Series 2004-2, Class N1, 4.500% due 4/25/34 (c)	$667,732
1,250,000	Series 2004-5, Class M2, 3.1713% due 12/25/34 (d)	1,250,000
1,000,000	Series 2004-5N, Note, 5.000% due 12/25/34 (c)	1,000,000
	Ameriquest Mortgage Securities Inc.:
1,000,000	Series 2003-12, Class M2, 3.633% due 11/25/33 (d)	1,021,059
1,000,000	Series 2004-R11, Class M5, 3.200% due 11/25/34 (d)	1,000,000
812,487	AQ Finance Net Interest Margin Trust, Class A, 5.193% due 6/25/34 (c)	812,745
	Argent Net Interest Margin Trust:
589,354	Series 2004-WN8, Class A, 4.700% due 7/25/34 (c)	588,951
500,000	Series 2004-WN10, Class B, 7.385% due 11/25/34 (c)	500,000
2,000,000	Argent Securities Inc., Series 2004-W8, Class M4, 3.233% due 5/25/34 (d)	2,005,447
750,000	Asset Backed Funding Certificates, Series 2004-FF1, Class M2, 3.383% due 1/25/34 (d)	753,030
828,279	Asset Backed Funding Corp. Net Interest Margin Trust, Series 2004-OPT4, Class N1, 4.450% due 5/26/34 (c)	827,508
	Bayview Financial Acquisition Trust:
850,000	Series 2001-C, Class M3, 3.183% due 8/25/36 (c)(d)	844,156
1,745,781	Series 2002-AA, Class M1, 2.803% due 2/25/32 (c)(d)	1,736,511
906,751	Series 2002-DA, Class M1, 2.783% due 8/25/32 (c)(d)	911,392
	Bear Stearns Asset Backed Securities Inc.:
2,000,000	Series 2004-HE5, Class M1, 2.503% due 7/25/34 (c)	2,001,157
	Net Interest Margin Notes:
	Class A1:
222,005	Series 2004-FR1, 5.000% due 5/25/34 (c)	221,543
745,905	Series 2004-HE5N, 5.000% due 7/25/34 (c)	745,918
412,941	Series 2004-HE6, 5.250% due 8/25/34 (c)	412,504
79,000	Class A2, Series 2004-HE5N, 5.000% due 7/25/34 (c)	78,808
	Countrywide Asset-backed Certificates:
	Class M2:
2,000,000	Series 2004-BC4, 2.809% due 10/25/34 (d)	2,000,000
	Class M4:
750,000	Series 2003-3, 3.333% due 3/25/33 (d)	754,013
410,000	Series 2004-5, 3.183% due 6/25/34 (d)	410,237
	Class N1:
896,084	Series 2004-2N, 5.000% due 2/25/35 (c)	894,188
832,262	Series 2004-5N, 5.500% due 10/25/35 (c)	834,225
1,135,364	Credit-Based Asset Servicing and Securitization, Series 2004-AN, Class A,
	5.000% due 9/27/36 (c)	1,127,289
600,000	C.S. First Boston Mortgage Securities Corp., Series 2001-HE16, Class M2, 3.133% due 11/25/31 (d)	602,304

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Asset-Backed Securities — 9.5% (continued)
$768,919	Finance America Net Interest Margin Trust, Series 2004-1, Class A, 5.250% due 6/27/34 (c)	$768,660
871,737	First Consumers Master Trust, Series 2001-A, Class A, 2.410% due 9/15/08 (d)	848,455
750,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, 2.833% due 3/25/34 (d)	750,433
	First Franklin NIM Trust:
883,858	Series 2004-FF7A, Class A, 5.000% due 9/37/34 (c)	885,239
1,000,000	Series 2004-FF10, Class N2, 6.000% due 11/25/34 (c)(g)	981,083
	Fremont Home Loan Trust:
1,000,000	Series 2004-A, Class M5, 3.033% due 2/25/34 (d)	1,000,578
2,000,000	Series 2004-B, Class M4, 3.103% due 5/25/34 (d)	2,004,944
676,934	Fremont Net Interest Margin Trust, Series 2004-B, 4.703% due 5/25/34 (c)	675,574
750,000	Long Beach Mortgage Loan Trust, Series 2004-6, Class M2, 3.083% due 11/25/34 (d)	750,000
1,000,000	Master Asset Backed Securities Trust, Series 2004-OPT2, Class M4, 2.890% due 9/25/34 (d)	1,000,504
1,000,000	Merit Securities Corp., Series 11PA, Class B2, 3.459% due 9/28/32 (c)(d)	965,938
919,050	Merrill Lynch Mortgage Investors Inc., Series 2004-WM2N, Class N1, 4.500% due 10/25/05 (c)	918,495
	Morgan Stanley ABS Capital I:
1,400,000	Series 2004-HE4, Class M2, 3.233% due 5/25/34 (d)	1,400,807
440,223	Series 2004-NC2N, 6.250% due 12/25/33 (c)	440,458
1,000,000	Series 2004-NC8, Class M4, 3.110% due 9/25/34 (d)	1,000,000
	New Century Home Equity Loan Trust:
750,000	3.010% due 6/20/31 (d)	752,888
1,500,000	Series 2003-4, Class M2, 3.753% due 10/25/33 (d)	1,526,484
1,500,000	North Street Referenced Linked Notes Ltd., Series 2000-1A, Class A, 2.380% due 7/30/10 (c)(d)	705,000
	Novastar Home Equity Loan:
2,000,000	Series 2003-4, Class M2, 3.558% due 2/25/34 (d)	2,045,587
1,000,000	Series 2004-1, Class M4, 2.908% due 6/25/34 (d)	993,456
1,250,000	Series 2004-2, Class M5, 3.433% due 9/25/34 (d)	1,256,736
724,382	Novastar Net Interest Margin Trust, Class 2004-N2, 4.458% due 6/26/34 (c)	722,102
1,500,000	Option One Mortgage Loan Trust, Series 2004-2, Class M2, 2.983% due 5/25/34 (d)	1,500,866
1,000,000	Residential Asset Securities Corp., 3.109% due 11/25/34 (d)	1,000,000
	Sail Net Interest Margin Notes:
	Class A:
431,632	Series 2003-BC2A, 7.750% due 4/27/33 (c)	428,145
564,429	Series 2004-2, 5.500% due 3/27/34 (c)	563,811
1,479,783	Series 2004-4A, 5.000% due 4/27/34 (c)	1,480,304
876,784	Series 2004-8A, Class A, 5.000% due 9/27/34 (c)	877,174
1,127,399	Series 2004-5, 4.500% due 6/27/34	1,125,637

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Schedule of Investments (continued)

October 31, 2004

Face Amount	Security†	Value
Asset-Backed Securities — 9.5% (continued)
$491,209	Class B, Series 2004-AA, 7.500% due 10/27/34 (c)	$479,542
	Sharp SP I LLC Net Interest Margin Trust:
1,126,464	Series 2004-HS1N, Note, 5.920% due 2/25/34 (c)	1,126,464
1,036,946	Series 2004-OP1N, Class NA, 5.190% due 4/25/34 (c)	1,036,373
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 3.783% due 10/25/33 (d)	1,510,713

	Total Asset-Backed Securities (Cost — $58,527,032)	58,525,739

Collateralized Mortgage Obligations — 1.0%
	Commercial Mortgage Pass-Through Certificates:
2,000,000	Series 2002-FL6, Class E, 3.100% due 6/14/14 (d)	2,008,442
385,823	Series 2003-FL9, Class E, 3.100% due 11/15/15 (c)(d)	388,222
1,894,447	Impac CMB Trust, Series 2004-4, Class 2M2, 3.433% due 9/25/34 (d)	1,902,468
	Merrill Lynch Mortgage Investors Inc., Class B2:
750,000	Series 2004-A, 2.853% due 4/25/29 (d)	749,156
1,000,000	Series 2004-B, 2.813% due 5/25/29 (d)	999,442

	Total Collateralized Mortgage Obligations (Cost — $6,028,015)	6,047,730

Other Securities — 1.8%
9,883,721	Targeted Return Index Securities, Secured Notes, Series HY-2004-1 8.211% due 8/1/15 (c)(d) (Cost — 10,668,106)	10,792,786

Purchased Options — 0.3%
2,500	S&P 500 Index, Put @ 1,075, Expire 12/18/04 (Cost — $9,666,250)	2,025,000

Face Amount
Repurchase Agreements — 5.4%
12,969,000	Deutsche Bank Securities Inc. dated 10/29/04, 1.840% due 11/1/04; Proceeds at maturity — $12,970,989; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.100% due 2/3/05 to 6/1/17; Market value — $13,228,380)	12,969,000
10,000,000	Merrill Lynch Government Securities Inc. dated 10/29/04, 1.820% due 11/1/04; Proceeds at maturity — $10,001,517; (Fully collateralized by various U.S. government agency obligations, 0.000% due 11/2/04 to 4/29/05; Market value — $10,200,037)	10,000,000

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Schedule of Investments (continued)

October 31, 2004

Face Amount
$10,000,000	UBS Securities LLC dated 10/29/04, 1.840% due 8/2/04; Proceeds at maturity — $10,001,533; (Fully collateralized by various U.S. government agency obligations, 0.000% to 8.875% due 12/7/04 to 8/6/38; Market value — $10,200,021)	$10,000,000

	Total Repurchase Agreements (Cost — $32,969,000)	32,969,000

	Total Investments — 135.0% (Cost — $835,045,381*)	830,072,874

	Liabilities in Excess of Other Assets — (35.0)%	(215,748,986)

	TOTAL NET ASSETS — 100.0%	$614,323,888

Loaned Securities Collateral
61,453,548	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $61,453,548)	$61,453,548

†	All securities (except those on loan) are segregated as collateral pursuant to revolving credit facility.
‡	Company was acquired and changed name to OfficeMax Inc.
(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(d)	Rate shown reflects current rate on instrument with variable rate or step coupon rates.
(e)	Security is currently in default.
(f)	Participation interests were acquired through the financial institutions indicated parenthetically.
(g)	Security is valued in accordance with fair valuation procedures.
*	Aggregate cost for Federal income tax purposes is $835,320,809.

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
C Bond	—	Capitalization Bond
DCB	—	Debt Conversion Bond
FLIRB	—	Front Loaded Interest Reduction Bond

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Statement of Assets and Liabilities

October 31, 2004

ASSETS:
Investments, at value (Cost—$835,045,381)	$830,072,874
Loaned securities collateral, at value (Cost — $61,453,548)(Note 3)	61,453,548
Cash	574
Interest receivable	5,468,692
Receivable for securities sold	5,090,904
Dividends receivable	107,155

Total Assets	902,193,747

LIABILITIES:
Loan payable (Note 4)	220,000,000
Payable for loaned securities collateral (Note 3)	61,453,548
Payable for securities purchased	4,464,757
Offering cost payable	793,578
Management fee payable	597,873
Interest Payable (Note 4)	378,166
Accrued expenses	181,937

Total Liabilities	287,869,859

Total Net Assets	$614,323,888

NET ASSETS:
Par value of shares of ($0.001 par value, 100,000,000 shares authorized; 32,964,106 shares outstanding)	$32,964
Capital paid in excess of par value	621,879,774
Overdistributed net investment income	(918,153)
Accumulated net realized loss from investment transactions, options and foreign currencies	(1,698,577)
Net unrealized depreciation of investments, options and foreign currencies	(4,972,120)

Total Net Assets	$614,323,888

Net Asset Value per share ($614,323,888 ÷ 32,964,106 shares outstanding)	$18.64

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Statement of Operations

For the Period Ended October 31, 2004†

INVESTMENT INCOME:
Interest	$13,153,373
Dividends	5,417,991
Less: Foreign withholding tax	(81,782)

Total Investment Income	18,489,582

EXPENSES:
Management fee (Note 2)	4,095,738
Interest expense (Note 4)	1,600,727
Loan fees	181,836
Legal	111,477
Shareholder communications	77,674
Custody	70,991
Audit	67,412
Directors’ fees	40,861
Registration fees	26,595
Transfer agency services	14,573
Insurance	10,212
Other	9,582

Total Expenses	6,307,678

Net Investment Income	12,181,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, AND FOREIGN CURRENCIES (NOTES 1 and 3):
Realized Gain (Loss) From:
Investment transactions	736,404
Foreign currency transactions	1,043
Options	(2,132,034)

Net Realized Loss	(1,394,587)

Change in Net Unrealized Depreciation From:
Investments	2,668,743
Options	(7,641,250)
Foreign currencies	387

Net Increase In Unrealized Depreciation on Investments, Options and Foreign Currencies	(4,972,120)

Net Loss on Investments, Options and Foreign Currencies	(6,366,707)

Increase in Net Assets From Operations	$5,815,197

†	For the period February 24, 2004 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Statement of Changes in Net Assets

For the Period Ended October 31, 2004†

OPERATIONS:
Net investment income	$12,181,904
Net realized loss	(1,394,587)
Net increase in unrealized depreciation	(4,972,120)

Increase in Net Assets From Operations	5,815,197

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(13,404,047)
Return of Capital	(6,373,531)

Decrease in Net Assets From Dividends and Distributions to Shareholders	(19,777,578)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (32,950,000 shares issued, net of $1,318,000 offering costs)	628,027,000
Net proceeds from shares issued on reinvestment of dividends (8,859 shares issued)	159,269

Increase in Net Assets From Fund Share Transactions	628,186,269

Increase in Net Assets	614,223,888

NET ASSETS:
Beginning of period	100,000

End of period*	$614,323,888

* Includes overdistributed net investment income of:	$(918,153)

†	For the period February 24, 2004 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Statement of Cash Flows

For the Period Ended October 31, 2004†

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$12,340,001
Operating expenses paid	(3,927,141)
Net purchase of short-term investments	(42,635,250)
Net change in unrealized appreciation on foreign currencies	387
Realized gain on foreign currencies transactions	1,043
Realized loss on option contracts	(2,132,034)
Purchases of long-term investments	(1,035,648,024)
Proceeds from disposition of long-term investments	243,921,884
Increase in loaned securities collateral	(61,453,548)
Increase in payable for loaned securities collateral	61,453,548
Interest paid	(1,222,561)

Net Cash Used By Operating Activities	(829,301,695)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(19,777,578)
Proceeds from sale of shares (gross of $1,318,000 offering costs)	629,345,000
Offering costs paid	(524,422)
Proceeds from loan	220,000,000
Proceeds from shares issued in reinvestment of dividends	159,269

Net Cash Flows Provided By Financing Activities	829,202,269

Net Increase in Cash	(99,426)
Cash, Beginning of period	100,000

Cash, End of period	$574

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$5,815,197

Accretion of discount on investments	(1,647,205)
Amortization of premium on investments	1,073,471
Increase in investments, at value	(829,499,140)
Increase in interest and dividend receivable	(5,575,847)
Increase in receivable for securities sold	(5,090,904)
Increase in payable for securities purchased	4,464,757
Increase in interest payable	378,166
Increase in accrued expenses	779,810

Total Adjustments	(835,116,892)

Net Cash Flows Used By Operating Activities	$(829,301,695)

†	For the period February 24, 2004 (commencement of operations) to October 31, 2004.

See Notes to Financial Statements.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Financial Highlights

For a share of common stock outstanding throughout the period ended October 31, unless otherwise noted:

2004(1)(2)
Net Asset Value, Beginning of Period	$19.06 *

Income (Loss) From Operations:
Net investment income	0.37
Net realized and unrealized loss	(0.19)

Total Income From Operations	0.18

Less Dividends and Distributions From:
Net investment income	(0.40)
Return of Capital	(0.20)

Total Dividends and Distributions	(0.60)

Net Asset Value, End of Period	$18.64

Market Value, End of Period	$17.24

Total Return, Based on Market Price, per share(3)	(10.74)%‡
Total Return Based on Net Asset Value	1.06%‡
Ratios to Average Net Assets:
Total expenses, including interest expense	1.54%†
Total expenses, excluding interest expense (operating expense)	1.15%†
Net investment income	2.97%†
Supplemental Data:
Net assets, end of period (000’s)	$614,324
Portfolio turnover rate	39%
Asset coverage for loan outstanding	379%
Weighted average bank loan (000’s)	$105,783
Weighted average interest rate on bank loan	2.22%

(1)	For the period from February 24, 2004 (commencement of operations) through October 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
*	Initial public offering price of $20.00 per share less offering cost and sales load totaling $0.94 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements

Note  1.  Organization  and  Significant  Accounting  Policies

Salomon Brothers Capital and Income Fund Inc. (“Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks total return with an emphasis on income by investing primarily in a portfolio consisting of a broad range of equity and fixed income securities of both U.S. and foreign issues.

The following is a summary of the significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION. In valuing the Fund’s assets, all securities, options and futures for which market quotations are readily available are valued (except as described below) (i) at the last sale price prior to the time of determination if there was a sale price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sale price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sale price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value.

(b) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund’s policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements (continued)

and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(d) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(e) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“lenders”). The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements (continued)

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(f) CREDIT, EXCHANGE RATE AND MARKET RISK. The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(h) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of securities are calculated by using the specific identification method.

(i) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(j) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements (continued)

carryovers are expected to be distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Fund distributes dividends and capital gains, if any, at least annually. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

(k) FEDERAL AND OTHER TAXES. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) RECLASSIFICATION. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,373,531 has been reclassified between paid-in capital and accumulated net investment income as a result of tax return of capital. Also, $303,990 has been reclassified between accumulated net realized loss from investment transactions and accumulated net investment loss due to book foreign currency transactions treated as ordinary income for tax, differences between book and tax amortization of premium on fixed income securities, and income from mortgage backed securities treated as capital gain/loss for tax. These reclassifications have no effect on net assets or net asset values per share.

Note  2.  Management  Agreement  and  Other  Transactions

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. SBAM is responsible on a day-to-day basis for the management of the Fund’s portfolio in accordance with the Fund’s investment objectives and policies and for making decisions to buy, sell or hold particular securities of the Fund. The management fee for these services is payable monthly at an annual rate of 0.85% of the Fund’s average daily net assets (plus any borrowings).

At October 31, 2004, Citigroup Financial Products Inc., another indirect wholly-owned subsidiary of Citigroup, held 5,247 shares of the Fund.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements (continued)

Certain officers and/or directors of the Fund are also officers and/or directors of SBAM and do not receive compensation from the Fund.

Note  3.  Portfolio  Activity

For the period ended October 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (but excluding short-term investments) were as follows:

Purchases	$1,040,112,781

Sales	$248,798,058

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,192,424
Gross unrealized depreciation	(34,358,125)

Net unrealized depreciation	$(6,165,701)

At October 31, 2004, the Fund held purchased put option contracts with a total cost of $9,666,250 and a total market value of $2,025,000.

At October 31, 2004, the Fund loaned securities having a market value of $59,977,487. The Fund received cash collateral amounting to $61,453,548, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

At October 31, 2004, the Fund held a loan participation with a total cost of $2,061,923 and a total market value of $2,051,263.

Note  4.  Loan

At October 31, 2004, the Fund had outstanding a $220,000,000 loan pursuant to a revolving credit and security agreement with Crown Point Capital Company LLC and Citicorp North America, Inc. (“CNA”), an affiliate of SBAM. In addition, CNA acts as administrative agent of the credit facility. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the period ended October 31, 2004, the Fund paid interest expense of $1,222,561.

In the course of discussions with the Securities and Exchange Commission regarding modifying the exemptive relief that CNA and the Fund rely upon for this type of financing, interpretive issues arose with respect to the existing relief. The Fund cannot predict the outcome of these discussions. If the Fund is required to seek alternate financing sources, its cost of borrowing may increase.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Notes to Financial Statements (continued)

Note  5.  Dividends Subsequent to October 31, 2004

On July 29, 2004, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.1000 per share payable on November 26, 2004 to shareholders of record on November 16, 2004.

In addition, on October 22, 2004, the Fund’s Board declared three dividends, each in the amount of $0.1000 per share, payable on December 17, 2004, January 28, 2005 and February 25, 2005 to shareholders of record on December 7, 2004, January 19, 2005 and February 15, 2005, respectively.

Note  6.  Capital Shares

On May 14, 2004, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since the inception of the repurchase plan, the Fund has not repurchased any shares.

Note  7.  Income  Tax  Information  &  Distributions  to  Shareholders

The tax character of distributions paid during the period ended October 31, was as follows:

2004
Ordinary income	$13,404,047
Tax return of capital	6,373,531

Total Distributions Paid	$19,777,578

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(9,064,399	)*
Other book/tax temporary differences	7,641,250	**
Unrealized depreciation	(6,165,701	)***

Total accumulated losses	$(7,588,850)

*	On October 31, 2004, the Fund had a net capital loss carryforward of approximately $9,064,399 all of which expires on October 31, 2012. This amount will be available to offset like amounts of any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain option contracts.
***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities and book and tax differences in the treatment of passive foreign investment company income.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Notes to Financial Statements (continued)

Note 8.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Salomon Brothers Capital and Income Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Capital and Income Fund Inc. (the “Fund”) at October 31, 2004, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period February 24, 2004 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2004

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Salomon Brothers Capital and Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 DOB: 1/23/46	Director and Member of the Nominating and Audit Committees	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 DOB: 2/13/46	Director and Member of the Nominating and Audit Committees	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 DOB: 3/4/37	Director and Member of the Nominating and Audit Committees	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 DOB: 10/9/42	Director and Member of Nominating and Audit Committees	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	44	Associated Banc-Corp.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Riordan Roett The Johns Hopkins University 1740 Massachusetts Avenue NW Washington, DC 20036 DOB: 9/10/38	Director and Member of the Nominating and Audit Committees	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 DOB: 1/28/38	Director and Member of the Nominating and Audit Committees	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Interested Directors:

R. Jay Gerken, CFA(3) Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/5/51	Director, Chairman and Chief Executive Officer	Since 2003	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President, Chief Executive Officer and Director of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”): Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	221	None

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 DOB: 8/1/56	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 9/8/57	Chief Financial Officer and Treasurer Controller	Since 2004 2003	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 10/1/67	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 4/6/62	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 DOB: 9/10/60	Executive Vice President	Since 2003	Managing Director of CGM and SBAM	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 DOB: 6/30/64	Controller	Since 2004	Vice President of CAM; Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 DOB: 12/12/54	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Advised by SBAM(2), and Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 DOB: 10/9/62	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999)	N/A	N/A

(1)	The Fund’s Board of Directors will be divided into three classes at the Fund’s first annual Shareholder Meeting and the current terms of office will expire at the Annual Meetings of Stockholders or thereafter when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.
(2)	Number of portfolios advised by SBAM or affiliates of SBAM.
(3)	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2004:

Record Date:	Monthly
Payable Date:	Monthly
Qualified Dividend Income for Individuals	27.58%

Dividends Qualifying for the Dividends
Received Deductions for Corporations	22.45%

Please retain this information for your records.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Dividend Reinvestment Plan (unaudited) (continued)

by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 59 Maiden Lane, New York, New York 10038.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC.

Additional Shareholder Information (unaudited)

This report is transmitted to the shareholders of Salomon Brothers Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

SALOMON BROTHERS CAPITAL AND INCOME FUND INC  .

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

Chairman and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

JAMES E. CRAIGE, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ANDREW BEAGLEY

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Salomon Brothers Capital and Income Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

SCD

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Capital and Income Fund Inc. were $72,000 for the year ended 10/31/04.

(b)	Audit-Related Fees for Salomon Brothers Capital and Income Fund Inc. were $8,500 for the year ended 10/31/04. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

In addition, there were no Audit-Related Fees billed in the year ended 10/31/04 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Capital and Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Capital and Income Fund Inc. were $5,900 for the year ended 10/31/04. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, and tax distribution and analysis planning), rendered by the Accountant to Salomon Brothers Capital and Income Fund Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through October 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Capital and Income Fund Inc. for the year ended 10/31/04.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Capital and Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, were $790,000; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Capital and Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% for the year ended 10/31/04; Tax Fees were 100% for the year ended 10/31/04. There were no Other Fees paid by the Salomon Brothers Capital and Income Fund Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Capital and Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Capital and Income Fund Inc. were $2.2 million for the year ended 10/31/04.

(h)	Yes. The Salomon Brothers Capital and Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent registered public accounting firm’s independence. All services provided by the Accountant to the Salomon Brothers Capital and Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Capital and Income Fund Inc.

Date: January 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Capital and Income Fund Inc.

Date: January 6, 2005

By:	/s/ Frances M Guggino
(Frances M Guggino)
Chief Financial Officer of
Salomon Brothers Capital and Income Fund Inc.

Date: January 6, 2005